                                                                      EXHIBIT 99

                              SUBJECT TO REVISION
                     SERIES TERM SHEET DATED MARCH 2, 1999


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 1999-2
                     $500,000,000  __% CLASS A CERTIFICATES
                     $26,316,000  __% CLASS B CERTIFICATES

                            GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

     THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

     WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT
A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.


MORGAN STANLEY DEAN WITTER

     BARKLAYS CAPITAL

          CHASE SECURITIES INC.

               FIRST CHICAGO CAPITAL MARKETS, INC.

                    SG COWEN

     THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 1999-2 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES .................  Discover Card Master Trust I, Series
                                       1999-2 __% Class A Credit Card
                                       Pass-Through Certificates and
                                       Discover Card Master Trust I, Series
                                       1999-2 __% Class B Credit Card
                                       Pass-Through Certificates.

INTEREST RATE .......................  Class A Certificates:  _____% per year.

                                       Class B Certificates:  _____% per year.

                                       The Trustee will calculate interest on
                                       the Certificates on the basis of the
                                       actual number of days elapsed and a
                                       360-day year of twelve 30-day months.

INTEREST PAYMENT DATES ..............  The 15th day of each April and October
                                       (or the next business day), beginning in October 1999, and at maturity for the Class B Certificates.

EXPECTED MATURITY DATES .............  Class A Certificates:  April 15, 2002
                                       (or the next business day).  If an
                                       Amortization Event occurs, the Trust will pay principal monthly and the final principal payment may be made before or after April 15, 2002.

                                       Class B Certificates:  May 15, 2002 (or
                                       the next business day).  If an
                                       Amortization Event occurs, the Trust will pay principal monthly and the final payment of principal may be made either before or after May 15, 2002. The Trust must generally pay all Class A principal before it pays any Class B principal.

                                       An "Amortization Event" is an event that will cause the Trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE .............  The first business day following October
                                       15, 2004 (or, if October 15, 2004 is not a business day, the second business day following October 15, 2004). The Series Termination Date is the last day on which the Trust will pay principal on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT) ........  The Class B Certificates are
                                       subordinated to the Class A
                                       Certificates, up to a specified dollar
                                       amount, known as the "Available
                                       Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT .......  Initially $44,736,860, which may be reduced, reinstated or increased from
                                       time to time.  The Available
                                       Subordinated Amount will increase by
                                       $26,315,800 after an Effective
                                       Alternative Credit Support Election.

                                       "Effective Alternative Credit Support
                                       Election" will mean an effective
                                       election made by Greenwood to change the way in which the Trust allocates finance charge collections to this Series. To make this election, Greenwood must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT) ........  Greenwood will arrange to have a cash collateral account established and
                                       funded with $21,052,640 for the direct
                                       benefit of the Class B investors (the
                                       "Credit Enhancement Account") on the
                                       date the Certificates are issued. The
                                       Trustee may withdraw funds from this
                                       account to reimburse the Class B
                                       investors for amounts that would
                                       otherwise reduce their interest in the
                                       Trust or affect their interest payments.

                                       The amount on deposit in this account
                                       may decrease or increase on future
                                       Distribution Dates.  A "Distribution
                                       Date" is the 15th calendar day of each
                                       month (or the next business day),
                                       beginning in April 1999.

                                       The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                       Before either an Effective Alternative
                                       Credit Support Election or a
                                       Supplemental Credit Enhancement Event:

                                       .  4.0% of the Series Investor
                                          Interest as of the end of the
                                          preceding month (but not less than
                                          $5,263,160); or

                                       Before an Effective Alternative Credit
                                       Support Election but after a Supplemental
                                       Credit Enhancement Event:

                                       .  5.0% of the Series Investor
                                          Interest as of the end of the
                                          preceding month (but not less than
                                          $5,263,160); or

                                       After an Effective Alternative Credit
                                       Support Election

                                       .  8.5% of the Series Investor
                                          Interest as of the end of the
                                          preceding month (but not less than
                                          $5,263,160).

                                       However, if an Amortization Event has
                                       occurred, the maximum amount of Credit
                                       Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before the Amortization Event occurred.

                                       A "Supplemental Credit Enhancement
                                       Event" will occur the first time Standard
                                       & Poor's Ratings Services withdraws the
                                       long-term debt or deposit rating of
                                       Greenwood (or an additional seller, if
                                       any) or reduces this rating below BBB -.

                                       "Series Investor Interest" will mean
                                       $526,316,000 minus

                                       .  the amount of principal collections
                                          on deposit for the benefit of
                                          investors in this Series (after
                                          giving effect to losses of principal
                                          on investments of these funds),
                                       .  the aggregate amount of principal
                                          previously paid to investors in this
                                          Series, and

                                       .  the aggregate amount of investor
                                          losses resulting from accounts in
                                          which the receivables have been
                                          charged-off as uncollectible (after
                                          giving effect to all provisions in the
                                          Series Supplement to reimburse these
                                          charged-off amounts).

THE RECEIVABLES .....................  The receivables in the Accounts included in the Trust as of February 1, 1999
                                       totaled $27,450,960,880.70.


GROUP EXCESS SPREAD .................  The Certificates initially will be included in the "Group One" group of
                                       series.  The three-month rolling average
                                       Group Excess Spread Percentage (as
                                       defined below) was 3.89% for the
                                       Distribution Date in February 1999.

                                       "Group Excess Spread Percentage" for any
                                       Distribution Date is a percentage
                                       calculated by multiplying:

                                       .  twelve, by

                                       .  an amount for all series in Group One
                                          equal to

                                          .  the total amount of finance
                                             charge collections, investment
                                             income and other collections
                                             allocable to each series for the
                                             prior calendar month, minus

                                          .  the total amount of interest and
                                             certain fees payable for each
                                             series and the amount of
                                             receivables allocable to each
                                             series that have been charged off
                                             as uncollectible for the prior
                                             calendar month;

                                       and then dividing the product by an
                                       amount equal to the sum of all investor
                                       interests for each series in Group One
                                       (in each case for the Distribution Date).

RATING OF THE INVESTOR CERTIFICATES..  The Trust will only issue the
                                       Certificates if Standard & Poor's has
                                       rated the Class A Certificates "AAA"
                                       and the Class B Certificates at least
                                       "A" and Moody's Investors Service, Inc.
                                       has rated the Class A Certificates
                                       "Aaa" and has rated the Class B
                                       Certificates at least "A2."

ERISA CONSIDERATIONS ................  Greenwood believes that employee benefit plans subject to ERISA may
                                       acquire Class A Certificates; however,
                                       advisers to these plans should consult
                                       their own counsel. Employee benefit
                                       plans subject to ERISA may not acquire
                                       the Class B Certificates.

LISTING .............................  Greenwood expects to list the
                                       Certificates on the Luxembourg Stock
                                       Exchange to facilitate trading in
                                       non-U.S. markets.

                          COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of February 1, 1999, the following five states had the largest receivables balances :

                                      PERCENTAGE OF TOTAL
                                      RECEIVABLES
     STATE                            BALANCE IN THE ACCOUNTS
     -----                            -----------------------
     California....................           11.3%
     Texas.........................            9.3%
     New York......................            6.8%
     Florida.......................            5.9%
     Illinois......................            5.0%

     CREDIT LIMIT INFORMATION. As of February 1, 1999, the Accounts had the following credit limits:

                                                             PERCENTAGE
                                           RECEIVABLES        OF TOTAL
                                           OUTSTANDING       RECEIVABLES
CREDIT LIMIT                                 (000'S)         OUTSTANDING
------------                              -------------      -----------
Less than or equal to $1,000.00....         $   606,013           2.2%
$1,000.01 to $2,000.00.............         $ 2,510,745           9.1%
$2,000.01 to $3,000.00.............         $ 2,809,608          10.2%
Over $3,000.00.....................         $21,524,595          78.5%
                                            -----------         ------
   Total...........................         $27,450,961         100.0%
                                            ===========         ======

     SEASONING. As of February 1, 1999, 88.4% of the Accounts were at least 24 months old. The ages of Accounts as of February 1, 1999 were distributed as follows:

                                            PERCENTAGE      PERCENTAGE
AGE OF ACCOUNTS                             OF ACCOUNTS     OF BALANCES
---------------                             -----------     -----------
Less than 12 Months................             3.9%             1.9%
12 to 23 Months....................             7.7%             6.6%
24 to 35 Months....................             9.2%             9.8%
36 Months and Greater..............            79.2%            81.7%
                                              ------           ------
                                              100.0%           100.0%
                                              ======           ======

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 1, 1999, the Accounts had the following delinquency statuses:

                                              AGGREGATE
                                               BALANCES      PERCENTAGE
PAYMENT STATUS                                 (000'S)       OF BALANCES
--------------                                ----------     -----------
Current............................          $23,438,327           85.4%
1 to 29 Days.......................          $ 1,948,969            7.1%
30 to 59 Days......................          $   791,434            2.9%
60 to 89 Days......................          $   498,110            1.8%
90 to 119 Days.....................          $   281,733            1.0%
120 to 149 Days....................          $   270,453            1.0%
150 to 179 Days....................          $   221,935            0.8%
                                             -----------          ------
                                             $27,450,961          100.0%
                                             ===========          ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 1998, the following five states had the largest receivables balances:

                           PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                 OF DISCOVER CARD PORTFOLIO
STATE                              AS OF NOVEMBER 30, 1998
-----                      ---------------------------------------
California................                11.3%
Texas.....................                 9.3%
New York..................                 6.7%
Florida...................                 6.0%
Illinois..................                 5.1%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 1998.


     CREDIT LIMIT INFORMATION. As of November 30, 1998, the accounts in the Discover Card portfolio had the following credit limits:

                                                                 PERCENTAGE
                                                RECEIVABLES       OF TOTAL
                                                OUTSTANDING      RECEIVABLES
CREDIT LIMIT                                      (000'S)        OUTSTANDING
------------                                   -------------     -----------
Less than or equal to $1,000.00.....            $   632,180           2.1%
$1,000.01 to $2,000.00..............              2,782,815           9.2%
$2,000.01 to $3,000.00..............              2,927,625           9.7%
Over $3,000.00......................            $23,788,446          79.0%
                                                -----------         ------
   Total............................            $30,131,066         100.0%
                                                ===========         ======

     SEASONING. As of November 30, 1998, 88.3% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 1998 were distributed as follows:

                                                 PERCENTAGE       PERCENTAGE
          AGE OF ACCOUNTS                        OF ACCOUNTS      OF BALANCES
          ---------------                        -----------      -----------
          Less than 12 Months.......                  5.0%             2.3%
          12 to 23 Months...........                  6.7%             6.0%
          24 to 35 Months...........                  8.9%             9.3%
          36 Months and Greater.....                 79.4%            82.4%
                                                    ------           ------
                                                    100.0%           100.0%
                                                    ======           ======

     SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                              TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED  TWELVE MONTHS ENDED
                               NOVEMBER 30, 1998    NOVEMBER 30, 1997    DECEMBER 31, 1996
                              -------------------  -------------------  -------------------
Aggregate Monthly Yields (1)
  Excluding Recoveries (2)          18.02%               18.19%               17.72%
  Including Recoveries (3)          18.76%               18.90%               18.20%

____________________________

(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and as of March 1, 1996, overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 1998, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                                             AGGREGATE
                                                                              BALANCES        PERCENTAGE
          PAYMENT STATUS                                                      (000'S)         OF BALANCES
          --------------                                                    ------------      -----------
          Current..................................................          $26,020,162         86.3%
          1 to 29 Days.............................................          $ 2,122,334          7.0%
          30 to 59 Days............................................          $   637,435          2.1%
          60 to 89 Days............................................          $   480,072          1.6%
          90 to 119 Days...........................................          $   352,966          1.2%
          120 to 149 Days..........................................          $   287,277          1.0%
          150 to 179 Days..........................................          $   230,820          0.8%
                                                                             -----------        ------
                                                                             $30,131,066        100.0%
                                                                             ===========        ======

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                            AVERAGE OF TWELVE MONTHS      AVERAGE OF ELEVEN MONTHS      AVERAGE OF TWELVE MONTHS
                             ENDED NOVEMBER 30, 1998      ENDED NOVEMBER 30, 1997       ENDED DECEMBER 31, 1996
                           ---------------------------  ----------------------------  ----------------------------

                            DELINQUENT                   DELINQUENT                    DELINQUENT
                              AMOUNT                       AMOUNT                        AMOUNT
                             (000'S)     PERCENTAGE(1)    (000'S)     PERCENTAGE (1)    (000'S)     PERCENTAGE (1)
                           ------------  -------------  ------------  --------------  ------------  --------------
30-59 Days.............     $  759,521       2.6%        $  743,464         2.6%       $  680,645         2.7%
60-89 Days.............     $  456,059       1.5%        $  432,410         1.5%       $  361,992         1.4%
90-179 Days............     $  853,961       2.9%        $  803,204         2.8%       $  593,661         2.3%
                            ----------      -----        ----------         ----       ----------         ----
  Total................     $2,069,541       7.0%        $1,979,078         6.9%       $1,636,298         6.4%
                            ==========      =====        ==========         ====       ==========         ====

__________________________________

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                      TWELVE MONTHS ENDED   ELEVEN MONTHS ENDED   TWELVE MONTHS ENDED
                                                       NOVEMBER 30, 1998     NOVEMBER 30, 1997     DECEMBER 31, 1996
                                                      -------------------   -------------------   -------------------
                                                                          (dollars in thousands)
Average Receivables Outstanding(1)..................       $29,749,158           $28,403,076           $25,542,718
Gross Charge-Offs...................................       $ 2,215,002           $ 1,891,601           $ 1,458,450
Gross Charge-Offs as a Percentage of
   Average Receivables Outstanding(2)...............              7.45%                 7.27%                 5.71%

_______________________________

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


     SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                       TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED  TWELVE MONTHS ENDED
                                        NOVEMBER 30, 1998    NOVEMBER 30, 1997    DECEMBER 31, 1996
                                       -------------------  -------------------  -------------------
Average Monthly Payment Rate(2)......        15.42%               14.51%               15.24%
Highest Monthly Payment Rate.........        17.01%               16.31%               18.08%
Lowest Monthly Payment Rate..........        13.90%               12.41%               13.33%

_____________________

(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.